SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) July 23, 2003

WATSCO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	1-5581	59-0778222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2665 South Bayshore Drive

Suite 901

Coconut Grove, Florida 33133

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code (305) 714-4100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibit 99.1—Watsco, Inc. Press Release dated July 23, 2003

Item 9.	Regulation FD Disclosure.

On July 23, 2003, Watsco, Inc. (the “Company”) issued a press release reporting its financial results for the quarter and year ended June 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

In addition to being furnished pursuant to “Item 9. Regulation FD Disclosure” (“Item 9”) of Form 8-K, the information contained in this Form 8-K is being furnished pursuant to “Item 12. Results of Operations and Financial Condition,” under Item 9 of Form 8-K, as directed by the United States Securities and Exchange Commission in Release No. 34-47583.

The information in this Form 8-K and the Exhibit attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

Exhibit Number	Description

99.1	Press release dated July 23, 2003 issued by Watsco, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WATSCO, INC.

Dated: July 24, 2003	By:	/s/ BARRY S. LOGAN
Barry S. Logan Vice President – Finance and Secretary

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Press release dated July 23, 2003 issued by Watsco, Inc.